GOING CONCERN	12 Months Ended
Dec. 31, 2015
GOING CONCERN
GOING CONCERN
2.	GOING CONCERN

The Group experienced a net loss of approximately $32.2 million, $43.9 million and $93.6 million for the years ended December 31, 2013, 2014 and 2015, respectively, and negative cash flows from operations of approximately $28.8 million, $32.0 million and $33.5 million for the years ended December 31, 2013, 2014 and 2015, respectively. These conditions raise substantial doubt about the Group's ability to continue as a going concern. However, management believes the Group has the ability to fulfill its financial obligations and will continue as a going concern because its primary shareholders, Ms. Xiaoxia Zhu and Ms. Huimin Wang, have agreed in writing to provide adequate funds to enable the Group to meet in full its financial obligations as they fall due through December 31, 2017. In April 2016, Ms. Huimin Wang provided interest-free loan to fund the Group's daily operations with total amounts of $6,174,920 (equivalent to RMB 40,000,000).

The Group believes that it can realize its assets and satisfy its liabilities in the normal course of business with the financial support from Ms. Xiaoxia Zhu and Ms. Huimin Wang. As a result, the consolidated financial statements have been prepared assuming the Group will continue as a going concern. The accompanying consolidated financial statements do not reflect any adjustments relating to the recoverability and reclassification of assets and liabilities as that might be necessary if the Group is unable to continue as a going concern.